UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2024

Onconetix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 30, 2024, the Company received a letter from Nasdaq staff (the “Nasdaq Letter”) stating that the staff had determined that the Company’s acquisition of Proteomedix AG constitutes a business combination that results in a “Change of Control” pursuant to Nasdaq Listing Rule 5110(a), and that, as a result, the Company will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to the conversion of the Series B Preferred Stock, or other material changes triggering a change of control. Among other things, Nasdaq’s initial listing criteria require a minimum price per share of at least $4.00 (the “Minimum Price Rule”).

Supplement to the Definitive Proxy Statement

On August 1, 2024, Onconetix, Inc. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an annual meeting of the Company’s stockholders to be held on September 5, 2024 (the “Annual Meeting”) to consider and vote on, among other proposals, an amendment that would authorize, but not obligate, the board of directors (the “Board”) to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Company common stock (“Common Stock”) at a ratio in the range of 1-for-30 to 1-for-60, which ratio would be subject to the Board’s discretion following stockholder approval (the “Reverse Stock Split”).

In view of the Nasdaq Letter, the Company has determined to supplement certain information contained in the Definitive Proxy Statement to provide updates with respect to the Company’s Nasdaq compliance status, the reasons for the Reverse Split Proposal, and related risks.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT OF

ONCONETIX, INC.

Dated September 3, 2024

The Company is providing additional information to its stockholders, as described in this supplement to the Definitive Proxy Statement filed with the United States Securities and Exchange Commission on August 1, 2024, in connection with the Annual Meeting to be held on September 5, 2024. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. The Company makes the following supplemental disclosures.

The following disclosure amends and restates the question in the section entitled “Frequently Asked Questions” on page vii to the Definitive Proxy Statement as set forth below.

Why should I vote for the Reverse Stock Split Proposal?

On September 18, 2023, we received notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). On March 13, 2024, we submitted a plan of compliance to Nasdaq to discuss our plans to evidence compliance with the Bid Price Rule and we received an additional 180-day period, or until September 16, 2024, to regain compliance with the Bid Price Rule.

To regain compliance with the Bid Price Rule and qualify for continued listing on the Nasdaq Capital Market, the closing bid price per share of our common stock must be at least $1.00 for at least 10 consecutive business days on or prior to September 16, 2024. The Nasdaq Staff retains discretion to extend this 10-business day period to determine that the Company has demonstrated an ability to maintain long-term compliance.

If we do not regain compliance with the Bid Price Rule by the end of the second compliance period, our Common Stock will become subject to delisting. In the event that we receive notice that our Common Stock is being delisted, the Nasdaq listing rules permit us to appeal a delisting determination by Nasdaq to a hearings panel, but there can be no assurance that the panel would grant the Company’s request for continued listing.

Additionally, on July 30, 2024, the Company received a letter from Nasdaq staff stating that the staff had determined that the Company’s acquisition of Proteomedix AG constitutes a business combination that results in a “Change of Control” pursuant to Nasdaq Listing Rule 5110(a), and that, as a result, the Company will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to the conversion of the Series B Preferred Stock, or other material changes triggering a change of control. Among other things, Nasdaq’s initial listing criteria require a minimum price per share of at least $4.00 (the “Minimum Price Rule”).

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from complying with the Bid Price Rule and the Minimum Price Rule and could, among other risks, inhibit our ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative requirements for continued listing that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

The following disclosure amends and restates the subsection entitled “Nasdaq Compliance” on page 13 to the Definitive Proxy Statement as set forth below.

On September 18, 2023, we received notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). On March 13, 2024, we submitted a plan of compliance to Nasdaq to discuss our plans to evidence compliance with the Bid Price Rule and we received an additional 180-day period, or until September 16, 2024, to regain compliance with the Bid Price Rule.

On August 22, 2023, we received a notice from Nasdaq that we were not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the SEC, given our failure to timely file our quarterly report on Form 10-Q for the quarter ended June 30, 2023. On October 20, 2023, we filed our Form 10-Q for the period ended June 30, 2023, and on November 1, 2023, we announced that we had regained compliance with Nasdaq Listing Rule 5250(c)(1).

On May 8, 2024, we received a notice from Nasdaq notifying us that we are not in compliance with Nasdaq’s continued listing standards as set forth in Listing Rule 5550(b)(1), which requires Nasdaq-listed companies to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Minimum Stockholders’ Equity Requirement”), because our stockholders’ equity for the fiscal year ended December 31, 2023 as reported in the our Annual Report on Form 10-K filed with the SEC on April 1, 2024 was $1,404,476, and as of the date of the notice, we did not meet the alternatives to the Minimum Stockholders’ Equity Requirement of having either (i) a market value of listed securities of at least $35 million or (ii) net income from continuing operations of at least $500,000 in the fiscal year ended December 31, 2023 or in two of the three most recently completed fiscal years. The notice received has no immediate effect on the Company’s Nasdaq listing.

On June 24, 2024, we submitted to Nasdaq our plan to achieve and sustain compliance with the Nasdaq Listing Rules. On July 30, 2024, Nasdaq granted us an extension until November 4, 2024, to regain compliance with the Minimum Stockholders' Equity Requirement. If we fail to timely regain compliance with the Minimum Stockholders’ Equity Requirement (including, to the extent granted by Nasdaq, any applicable extensions of time), our securities will be subject to delisting on Nasdaq.

Additionally, on July 30, 2024, we received a letter from Nasdaq staff stating that the staff had determined that our acquisition of Proteomedix constitutes a business combination that results in a “Change of Control” pursuant to Nasdaq Listing Rule 5110(a), and that, as a result, we will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to the conversion of the Series B Preferred Stock, or other material changes triggering a change of control. Such initial listing standards include, but are not limited to, the Minimum Price Rule, minimum stockholders’ equity of $5,000,000, and minimum market value of publicly held securities of $15,000,000. In order to assist with satisfying applicable listing standards, we intend to release a portion of the Exchange Shares and the Conversion Shares from the Lock-Up Agreement and to effect the Reverse Stock Split.

The following disclosure amends and restates the risk factor entitled “There can be no assurance that we will be able to comply with the continued listing standards of Nasdaq” on page 135 to the Definitive Proxy Statement as set forth below.

There can be no assurance that we will be able to comply with the applicable listing standards of Nasdaq.

Our eligibility for listing on Nasdaq depends on our ability to comply with Nasdaq’s applicable listing requirements.

On September 18, 2023, we received notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2). We have 180 days from September 18, 2023, or through March 16, 2024, to regain compliance with the Bid Price Rule. On March 13, 2024, we submitted a plan of compliance to Nasdaq to discuss our plans to evidence compliance with the Bid Price Rule and we received an additional 180-day period, or until September 16, 2024, to regain compliance with the Bid Price Rule.

On May 8, 2024, we received a notice from Nasdaq notifying us that we are not in compliance with Nasdaq’s continued listing standards as set forth in Listing Rule 5550(b)(1), which requires Nasdaq-listed companies to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing, because our stockholders’ equity for the fiscal year ended December 31, 2023 as reported in the our Annual Report on Form 10-K filed with the SEC on April 11, 2024 was $1,404,476, and as of the date of the notice, we did not meet the alternatives to the Minimum Stockholders’ Equity Requirement of having either (i) a market value of listed securities of at least $35 million or (ii) net income from continuing operations of at least $500,000 in the fiscal year ended December 31, 2023 or in two of the three most recently completed fiscal years. The notice received has no immediate effect on the Company’s Nasdaq listing.

On June 24, 2024, we submitted to Nasdaq our plan to achieve and sustain compliance with the Nasdaq Listing Rules. On July 30, 2024, Nasdaq granted us an extension until November 4, 2024, to regain compliance with the Minimum Stockholders' Equity Requirement. If we fail to timely regain compliance with the Minimum Stockholders’ Equity Requirement (including, to the extent granted by Nasdaq, any applicable extensions of time), our securities will be subject to delisting on Nasdaq.

Additionally, on July 30, 2024, we received a letter from Nasdaq staff stating that the staff had determined that our acquisition of Proteomedix constitutes a business combination that results in a “Change of Control” pursuant to Nasdaq Listing Rule 5110(a), and that, as a result, we will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to the conversion of the Series B Preferred Stock, or other material changes triggering a change of control. Such initial listing standards include, but are not limited to, the Minimum Price Rule, minimum stockholders’ equity of $5,000,000, and minimum market value of publicly held securities of $15,000,000. In order to assist with satisfying applicable listing standards, we intend to release a portion of the Exchange Shares and the Conversion Shares from the Lock-Up Agreement and to effect the Reverse Stock Split.

If Nasdaq delists our common stock from trading on its exchange for failure to meet the Bid Price Rule, the Minimum Price Rule, the Minimum Stockholders’ Equity Requirement, or all other applicable listing standards, we and our stockholders could face significant material adverse consequences including:

●	a limited availability of market quotations for our securities;

●	a determination that our common stock is a “penny stock,” which will require brokers trading in our common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

●	a limited amount of analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The following disclosure amends and restates the subsection entitled “Reasons for the Reverse Stock Split Proposal” on page 156 to the Definitive Proxy Statement as set forth below.

Reasons for the Reverse Stock Split Proposal

The Board is recommending to the Company’s stockholders for their approval an amendment that would authorize, but not obligate the Board, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Common Stock at a ratio in the range of 1-for-30 to 1-for-60, which ratio would be subject to the Board’s discretion following stockholder approval (the “Reverse Stock Split”). The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the Reverse Stock Split, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the reverse split amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

On September 18, 2023, we received notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). On March 13, 2024, we submitted a plan of compliance to Nasdaq to discuss our plans to evidence compliance with the Bid Price Rule and we received an additional 180-day period, or until September 16, 2024, to regain compliance with the Bid Price Rule.

To regain compliance with the Bid Price Rule and qualify for continued listing on the Nasdaq Capital Market, the closing bid price per share of our common stock must be at least $1.00 for at least 10 consecutive business days on or prior to September 16, 2024. The Nasdaq Staff retains discretion to extend this 10-business day period to determine that the Company has demonstrated an ability to maintain long-term compliance.

If we do not regain compliance with the Bid Price Rule by the end of the second compliance period, our Common Stock will become subject to delisting. In the event that we receive notice that our Common Stock is being delisted, the Nasdaq listing rules permit us to appeal a delisting determination by Nasdaq to a hearings panel, but there can be no assurance that the panel would grant the Company’s request for continued listing.

Additionally, on July 30, 2024, the Company received a letter from Nasdaq staff stating that the staff had determined that the Company’s acquisition of Proteomedix AG constitutes a business combination that results in a “Change of Control” pursuant to Nasdaq Listing Rule 5110(a), and that, as a result, the Company will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to the conversion of the Series B Preferred Stock, or other material changes triggering a change of control. Among other things, Nasdaq’s initial listing criteria require a minimum price per share of at least $4.00 (the “Minimum Price Rule”).

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from complying with both the Bid Price Rule and the Minimum Price Rule and could, among other risks, inhibit our ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative requirements for continued listing that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K dated April 11, 2024, relating to certain risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the U.S. Securities and Exchange Commission (“SEC”) by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the Annual Meeting and, beginning on or about August 2, 2024, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the July 31, 2024 record date for the Annual Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Annual Meeting because these documents will contain important information about the Company, the Annual Meeting, and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

September 3, 2024	By:	/s/ Karina Fedasz
	Name:	Karina Fedasz
	Title:	Interim Chief Financial Officer